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                                                                    EXHIBIT 23.1
                                                                    ------------


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 (No. 333-32106) and S-8 (No. 333-13917, 333-14509,
333-18851, and 333-51291) of Sabre Holdings Corporation of our report dated February 22, 2000 relating to the financial statements of GetThere.com, Inc., which appears in GetThere.com, Inc.'s Annual Report on Form 10-K/A, for the year ended January 31, 2000.



PricewaterhouseCoopers LLP

San Jose, CA
July 26, 2001